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                                                                   Exhibit 10.31


                             Amendment No. 1 to the
                              Amended and Restated
              Supplemental Executive Retirement Plan and Agreement
                                       for
                                 Ira B. Lampert


       Amendment No. 1, dated as of January 1, 2001 (this "Amendment"), to the Amended and Restated Supplemental Executive Retirement Plan and Agreement for Ira B. Lampert, dated as of April 19, 2000 (the "Plan"), by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Employer") and IRA B. LAMPERT (the "Executive").

       The Employer and the Executive agree that the Plan is hereby amended as follows:

       1. The definition of "Yearly Credit" found in Article II of the Plan is deleted and replaced with the following:

       "Yearly Credit - the $500,000 to be credited each year to a Yearly Account pursuant to paragraph 1 of Article III."

       2. Paragraph 1 of Article III of the Plan is deleted and replaced with the following:

       "1. During the Term of Employment, the Employer agrees to credit $500,000 to a Yearly Account on the first working day of each calendar year, and such deferred compensation shall be paid to the Executive as hereinafter provided."

       3. The foregoing amendments to the Plan are effective as of January 1, 2001.

       IN WITNESS WHEREOF, this Amendment has been duly executed by the Employer and by the Executive as of the date indicated above.



Witness:                                  CONCORD CAMERA CORP.


/s/ Margaret Lombardo                     By: /s/ Harlan I. Press
---------------------------------             ----------------------------------
                                              Harlan I. Press,
                                              Vice President and Treasurer

Witness:


/s/ Diane Micciche                        /s/ Ira B. Lampert
---------------------------------         ----------------------------------
                                          Ira B. Lampert